3Q 18 EARNINGS PRESENTATION October 19, 2018 © 2018 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation beginning on slide 20. In this presentation, consistent with Securities and Exchange Commission Industry Guide 3, the Company presents total revenue, net interest income, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. The Company believes this measure to be the preferred industry measurement of net interest income, and it enhances comparability of net interest income arising from taxable and tax-exempt sources. Total revenue-FTE equals net interest income-FTE plus noninterest income. The Company presents the following additional non-GAAP measures because many investors find them useful. Specifically: • The Company presents certain capital information on a tangible basis, including tangible equity, tangible common equity, tangible book value per share, and return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. The Company believes these measures are useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company), it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. These measures are used by management to analyze the capital adequacy and profitability of the Company. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, Adjusted efficiency ratio-FTE and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. The Company believes this measure is useful to investors because, by removing the impact of amortization (the level of which may vary from company to company), it allows investors to more easily compare the Company’s efficiency to other companies in the industry. Adjusted efficiency ratio-FTE and adjusted tangible efficiency ratio-FTE remove the pre-tax impact of Form 8-K items announced on December 4, 2017 and the impacts of tax reform-related items or other income or expense items that are material and potentially non-recurring from the calculation of Efficiency ratio-FTE and Tangible efficiency ratio-FTE, respectively. The Company believes these measures are useful to investors because they are more reflective of normalized operations as they reflect results that are primarily client relationship and client transaction driven. These measures are utilized by management to assess the efficiency of the Company and its lines of business. • The Company presents adjusted EPS, adjusted noninterest income and adjusted noninterest expense, which exclude the impact of Form 8-K items announced on December 4, 2017 and the impacts of tax reform-related items. The Company believes these measures are useful to investors because they are more reflective of normalized operations as they reflect results that are primarily business driven. These measures are utilized by management to assess the earnings of the Company and its lines of business. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio, on a fully phased-in basis on slide 15. For December 31, 2017 and prior, fully-phased-in ratios considered a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTA, the overfunded pension asset, and other intangible assets. For March 31, 2018 and later, the fully-phased-in ratio considers a 250% risk-weighting for MSRs, as contemplated in the FRB’s ‘Simplifications’ NPR. The Company believes this measure is useful to investors who wish to understand the impact of potential future regulatory requirements. Important Cautionary Statement about Forward-Looking Statements This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, net interest income, investment banking income, noninterest income, efficiency ratio, tangible efficiency ratio, net charge-off ratio, ALLL ratio, deposit betas, provision expense, CET1 ratio, future loan growth and momentum in lending pipelines, deposit mix shift, the Company’s access to wholesale funding, future share repurchases by the Company, growth opportunities in Wholesale and Consumer Banking, possible increases in earnings and capital returns, future discrete charges, our capacity to invest in technology and talent, and our ability to deliver value for our clients, communities, teammates and owners, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. Forward-looking statements are based on the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date of this presentation, and we do not assume any obligation to update such statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications systems and infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

3Q 18 AND YTD EPS OVERVIEW[1]

Quarterly & YTD Trends



Diluted EPS
Adjusted EPS
$1.06
$1.48
$1.09
$1.29
$1.49
$1.56
5%
$3.00
$4.34
45%
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
YTD 17
YTD 18

Solid Overall Earnings Momentum

- EPS of $1.56, up 5%
  - → Includes $0.14 discrete tax benefits
  - → Excluding this, EPS declined as a result of lower noninterest income and higher provision expense
- Revenue trends mixed
  - → Net interest income up 2% (avg. loans up 1%)
  - → Noninterest income down 6% (driven primarily by capital markets)

Continued Improvements in Profitability

- Continued efficiency performance
  - → 3Q 18 reported efficiency ratio: 59.8%; tangible efficiency ratio: 58.9%[2]
  - → 150 bps improvement in tangible efficiency ratio YTD
- Strong returns: ROE of 13.0%; ROTCE of 18.1%[3]
  - → Excluding discrete tax benefits, ROTCE of 16.5%

Asset Quality & Capital Remain Strengths

- NCO ratio: 0.24% | NPL ratio: 0.47%
  - → Strong asset quality performance reflects favorable operating environment and consistent underwriting discipline
- 9.6% Basel III CET1 ratio
- Repurchased $500 million of common stock in 3Q 18 | $1.5 billion capacity remains

1. All commentary reflects sequential (2Q 18 to 3Q 18) trends, unless otherwise noted. Total revenue, net interest income, efficiency ratio, and tangible efficiency ratio are reported on a fully-taxable equivalent (FTE) basis. Please refer to page 22 of the earnings press release for GAAP reconciliations
2. Please refer to slide 20 for GAAP reconciliations
3. Please refer to page 22 of the earnings press release for GAAP reconciliations

3
SunTrust

NET INTEREST INCOME1 Net interest income (FTE) growth continues: up 2% QoQ and 5% YoY ($ in millions) Prior Quarter Variance $1,534 $1,510 • Net interest margin (FTE) decreased 1 bp, as benefit $1,467 $1,472 $1,461 of higher short-term rates was offset by funding mix shift 3.28% 3.27% → Increased wholesale funding in support of strong 3.24% loan growth 3.17% • Net interest income (FTE) increased $24 million, or 3.15% 2%, as a result of 1% average loan growth $1,488 $1,512 Prior Year Variance $1,430 $1,434 $1,441 • Net interest margin (FTE) increased 12 bps, as a result of higher loan yields due to increases in short-term rates and positive mix shift, partially offset by higher funding costs • Net interest income (FTE) increased $67 million, or 5%, driven by NIM expansion and 1% average loan growth 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 2 Net Interest Income Net Interest Income (FTE) NIM (FTE) 1. On this slide, net interest income is reported on an unadjusted and fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. SunTrust believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. Net interest margin (FTE) is calculated as net 4 interest income (FTE) divided by average earning assets (on an annualized basis). Please refer to page 22 of the earnings press release for a reconciliation of net interest margin to net interest margin (FTE) 2. Please refer to slide 20 for a reconciliation of net interest income to net interest income (FTE)

NONINTEREST INCOME ($ in millions) $840 Prior Quarter Variance $7 • Noninterest income decreased $47 million, driven by: → $30 million decline in capital markets-related income → $12 million gain related to fintech equity investment in 2Q 18 → $7 million one-time charge related to change in process for recognizing card rewards expense (recorded as contra revenue) $846 $833 $829 $796 $782 Prior Year Variance • Noninterest income decreased $64 million as a result of the same factors impacting prior quarter variance in addition to a $24 million decline in mortgage- related income 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Non-core items1 5 1. Non-core items refers to items announced in the December 4, 2017 Form 8-K and tax reform-related items. Please refer to slide 20 for a reconciliation of reported noninterest income to adjusted noninterest income

NONINTEREST EXPENSE Disciplined expense management continues: expenses stable QoQ and YoY ($ in millions) $1,520 $111 Prior Quarter Variance • Noninterest expense stable → Higher outside processing & software costs driven by increased software amortization (both new and upgraded technology assets) → Offset by lower compensation expense and lease termination benefits recognized in net occupancy expense $1,391 $1,409 $1,417 $1,390 $1,384 Prior Year Variance • Noninterest expense stable as a result of ongoing efficiency initiatives which fund investments in growth and technology → 3Q 17 included $14 million net discrete benefits ($58 million legal accrual reversals partially offset by $44 million of costs associated with efficiency initiatives) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Non-core items1 6 1. Non-core items refers to items announced in the December 4, 2017 Form 8-K and tax reform-related items. Please refer to slide 20 for a reconciliation of reported noninterest expense to adjusted noninterest expense

EFFICIENCY RATIO & TANGIBLE EFFICIENCY RATIO1  Achieved 150 bps improvement in efficiency YTD  On track to achieve <60% full-year target by 2019 or sooner 5-Quarter Trends YTD Annual Trends 65.6% 62.8% 62.2% 63.7% 63.1% 60.9% 60.6% 62.6% 60.1% 59.4% 59.8% 61.9% 65.3% 62.1% 61.4% 63.3% 62.6% 59.9% 59.9% 62.0% 59.2% 58.7% 58.9% 61.0% <60% 2 2 2 2 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 YTD 17 YTD 18 2013 2014 2015 2016 2017 TER Target (2019 or sooner) Efficiency Ratio (FTE) Tangible Efficiency Ratio (FTE) 1. The efficiency ratio and tangible efficiency ratio are reported on fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Unadjusted net interest income can be found on slide 4. Please refer to slide 20 for the reconciliation to the GAAP efficiency ratio 7 2. 2013, 2014, 4Q 17, and 2017 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 20 for reconciliations related to the GAAP efficiency ratio

CREDIT QUALITY Asset quality continues to be very strong ($ in millions) Net Charge-offs Nonperforming Loans . NCO ratio remains well below historical averages . Sequential decrease driven primarily by lower C&I NPLs NCOs Total NCO Ratio (annualized) NPLs Total NPL Ratio $107 $755 $712 $88 $697 $674 $695 $78 $79 $73 0.29% 0.24% 0.21% 0.22% 0.20% 0.48% 0.47% 0.50% 0.52% 0.47% 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Allowance for Loan and Lease Losses (ALLL) Provision for Credit Losses . Continued asset quality improvements drive decline in ALLL ratio . Sequential increase driven by lesser ALLL decline and slightly higher NCOs ALLL ALLL Ratio $1,772 $1,735 $1,694 $120 $1,650 $1,623 $79 $61 1.23% 1.21% 1.19% 1.14% 1.10% $28 $32 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 8

BALANCE SHEET

($ in billions)

Average Performing Loans



$144.0
$143.4
$142.2
$143.4
$145.2
$28.2
$28.7
$29.0
$29.2
$30.0
$38.3
$38.2
$38.0
$37.7
$37.9
$77.4
$76.4
$75.2
$76.5
$77.4
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
Commercial
Residential
Consumer

Prior Quarter Variance

- Average performing loans up 1% with broad-based growth across most categories
  - → Period-end loans up 2%

Prior Year Variance

- Average performing loans up 1% driven by growth in consumer direct and CRE, partially offset by declines in C&I and home equity
  - → Prior year comparison impacted by sale of Premium Assignment Corporation in 4Q 17 (included $1.3 billion of C&I balances)

Average Client Deposits



$159.4
$160.7
$159.2
$159.0
$159.3
$6.5
$6.5
$6.6
$6.8
$6.7
$11.2
$11.9
$13.1
$13.9
$14.8
$44.6
$46.2
$46.6
$45.3
$45.3
$43.8
$44.1
$42.3
$43.0
$42.6
$53.3
$52.0
$50.5
$49.8
$49.9
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
Money Market
DDA (Nonint bearing)
NOW
Time
Savings

Prior Quarter Variance

- Average client deposits stable
- Interest-bearing deposit costs up 11 bps
  - → Compares to prior quarter increase of 10 bps

Prior Year Variance

- Average client deposits stable; mix shift towards higher cost deposits
  - → $3.5 billion increase in time deposits offset by declines in money market and noninterest bearing deposits

Note: Totals may not foot due to rounding

9
SUNTRUST

CAPITAL POSITION Basel III Common Equity Tier 1 Ratio1 Basel III Tier 1 Capital Ratio1 11.2% 10.7% 11.0% 10.9% 10.7% 9.6% 9.7% 9.8% 9.7% 9.6% 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Book Value / Tangible Book Value Per Share2 $47.16 $47.94 $47.14 $47.70 $48.00 $34.34 $34.82 $33.97 $34.40 $34.51 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Book Value Per Share Tangible Book Value Per Share 10 1. Current quarter amounts are estimated at the time of the earnings release and subject to revision 2. Please refer to slide 21 for the reconciliation of book value per share to tangible book value per share

CONSUMER SEGMENT HIGHLIGHTS

($ in millions)	3Q 17	2Q 18	3Q 18	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income	$999	$1,054	$1,079	2 %	8 %
Noninterest Income	482	453	445	(2)%	(8)%
Total Revenue	1,481	1,507	1,524	1 %	3 %
Provision for Credit Losses	140	7	36	NM	NM
Noninterest Expense	927	994	994	0 %	7 %
Net Income	$264	$391	$381	(3)%	44 %
Key Statistics ($ in billions)					
Total Loans (average)	$74.7	$74.8	$75.4	1 %	1 %
Client Deposits (average)	$109.8	$111.6	$111.9	0 %	2 %
Managed Assets	$57.8	$60.3	$62.2	3 %	7 %
Full-Service Branches	1,275	1,222	1,217	(0)%	(5)%
Efficiency Ratio	62.6%	65.9%	65.3%		
Tangible Efficiency Ratio[1]	61.5%	64.8%	64.1%		
Mortgage Data:					
Servicing Portfolio for Others	$135.4	$140.3	$140.0	(0)%	3 %
Production Volume	$6.2	$6.3	$6.1	(2)%	(0)%

Key Highlights

- Targeted balance sheet growth continues, which improves the Company's overall loan mix and provides attractive funding
  - → Growth in direct consumer lending (LightStream, Credit Card, and third party partnerships), partially offset by declines in home equity and auto
  - → Targeted CD initiatives continue to drive good deposit growth from existing and new clients
  - → Balance sheet growth, when combined with wider deposit spreads (due to low betas), drives strong increases in net interest income
- Noninterest income trends primarily impacted by mortgage (down $24 million YoY) and card fees
  - → Card fees negatively impacted by $7 million in 3Q 18 as a result of a change in process for recognizing card rewards expense (recorded as contra revenue)
  - → Wealth management momentum continues (AUM up 3% sequentially QoQ and 7% YoY)
- Making core efficiency progress
  - → When excluding discrete benefits in 3Q 17, tangible efficiency improved 230 bps YTD[2]
- Achieving national recognition
  - → Received four Javelin 'Leader' Awards online and mobile banking capabilities
    - → One of only four banks to receive 'Leader' award across four or more categories[3]
  - → Recognized as Top 5 Mortgage Servicer by JD Power
  - → Named Top 3 Overall Auto Finance Lender by Auto Finance Performance

Note: NM = not meaningful
1. Please refer to page 24 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio
2. YTD 17 tangible efficiency ratio (TER) was 66.6%. Excluding the $55 million legal accrual reversal recorded in 3Q 17, YTD 17 TER was 67.8%. YTD 18 TER is 65.5%
3. Others were Bank of America, Navy Federal, and USAA

11
SUNTRUST

WHOLESALE SEGMENT HIGHLIGHTS

($ in millions)	3Q 17	2Q 18	3Q 18	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income (FTE)	$547	$561	$572	2 %	5 %
Noninterest Income	397	388	373	(4)%	(6)%
Total Revenue (FTE)	944	949	945	0 %	0 %
Provision/ (Benefit) for Credit Losses	(19)	24	25	4 %	NM
Noninterest Expense	421	424	433	2 %	3 %
Net Income	$341	$382	$372	(3)%	9 %
Key Statistics ($ in billions)					
Total Loans (average)	$68.6	$69.3	$70.5	2 %	3 %
Client Deposits (average)	$49.5	$47.4	$47.8	1 %	(4)%
Efficiency Ratio (FTE)[1]	44.6%	44.6%	45.8%		
Tangible Efficiency Ratio (FTE)[1]	42.0%	42.3%	43.3%		

Key Highlights

- Positive underlying trends affirm strategic momentum
  - → Strong loan growth driven by key areas of investment across the platform including expanded capabilities
    - → Added permanent and bridge financing capabilities to CRE platform
    - → Good momentum with expansion of Aging Services vertical (within Commercial Banking)
  - → M&A and equity-related income up 7% YTD
  - → Capital markets revenue from non-CIB clients up 37% YTD, a reflection of our capabilities and OneTeam approach
- Credit environment remains strong, in part driven by operating environment, but also due to consistent underwriting discipline
  - → Wholesale NCO ratio: 16 bps in 3Q 18 | 7 bps YTD

Note: NM = not meaningful

1. Please refer to page 26 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

12

SUNTRUST

EXECUTING AGAINST OUR STRATEGIES: WELL POSITIONED FOR FUTURE SUCCESS

Investment Thesis | 3Q 18 Accomplishments[1]

Strong & Diverse Franchise; Investing in Growth

- Diverse business mix enables revenue stability; improved net interest margin and solid, broad-based loan growth offset declines in noninterest income
  - → Wholesale loan balances up 3% | Consumer loan balances up 1%
  - → Noninterest income pressured by market conditions and client activity levels (primarily impacting capital markets and mortgage)
- Committed to ongoing investments in technology
  - → Achieving national recognition for digital capabilities[2]

Improving Efficiency & Returns

- Favorable operating environment, ongoing efficiency initiatives, and strong credit quality drive improved financial results
  - → NIM: 3.27% | 12 bp YoY improvement
  - → ROTCE: 18.1%[3] | 560 bp YoY improvement
  - → EPS: $1.56 | 47% YoY improvement
- On track to achieve <60% tangible efficiency ratio target (59.9% YTD)[4]

Strong Capital Position

- Commenced 2018 Capital Plan which includes:
  - → 52% increase in share repurchases
    - → 4% YoY decline in shares outstanding
  - → 25% increase in dividends
    - → Represents 3.2% dividend yield[5]
- 9.6% Basel III CET1 ratio

1. Figures refer to the YoY change of 3Q 17 vs. 3Q 18 unless otherwise noted. Total revenue, net interest income, efficiency ratio, and tangible efficiency ratio are reported on a fully-taxable equivalent (FTE) basis
2. See slide 11 for details
3. Reported ROE is 13.0%. Please refer to page 22 of the earnings press release for GAAP reconciliations
4. Efficiency ratio (FTE) YTD is 60.6%. Please refer to slide 20 for GAAP reconciliations
5. As of October 17, 2018

13

SUNTRUST

APPENDIX

5-QUARTER FINANCIAL HIGHLIGHTS

		3Q 17	4Q 17	1Q 18	2Q 18	3Q 18
Profitability	EPS (diluted)	$1.06	$1.48	$1.29	$1.49	$1.56
	Adjusted EPS (diluted)[1]	$1.06	$1.09	$1.29	$1.49	$1.56
	Efficiency Ratio (FTE)	60.1%	65.9%	62.8%	59.4%	59.8%
	Tangible Efficiency Ratio (FTE)[2]	59.2%	64.8%	62.1%	58.7%	58.9%
	Adjusted Tangible Efficiency Ratio (FTE)[2]	59.2%	59.9%	62.1%	58.7%	58.9%
	Net Interest Margin (FTE)	3.15%	3.17%	3.24%	3.28%	3.27%
	Return on Average Assets	1.04%	1.43%	1.28%	1.42%	1.44%
	Return on Average Common Equity	9.0%	12.5%	11.2%	12.7%	13.0%
	Return on Average Tangible Common Equity[3]	12.5%	17.2%	15.6%	17.7%	18.1%
Balance Sheet	Average Performing Loans ($ in billions)	$144.0	$143.4	$142.2	$143.4	$145.2
	Average Client Deposits ($ in billions)	$159.4	$160.7	$159.2	$159.0	$159.3
Credit & Capital	NPL Ratio	0.48%	0.47%	0.50%	0.52%	0.47%
	NCO Ratio	0.21%	0.29%	0.22%	0.20%	0.24%
	ALLL Ratio	1.23%	1.21%	1.19%	1.14%	1.10%
	Basel III Common Equity Tier 1 Ratio (transitional)	9.6%	9.7%	9.8%	9.7%	9.6%
	Basel III Common Equity Tier 1 Ratio (fully phased-in)[4]	9.5%	9.6%	9.7%	9.6%	9.4%
	Book Value Per Share	$47.16	$47.94	$47.14	$47.70	$48.00
	Tangible Book Value Per Share[5]	$34.34	$34.82	$33.97	$34.40	$34.51

1. Please refer to slide 5 of the 4Q 17 earnings presentation for the GAAP reconciliations
2. Please refer to slide 20 for the GAAP reconciliations
3. Please refer to page 22 of the earnings press release for GAAP reconciliations
4. For 12/31/17 and prior, fully-phased-in ratios considered a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTA, the overfunded pension asset, and other intangible assets. For 1Q 18, 2Q 18, and 3Q18 the fully-phased-in ratio reflects a 250% risk-weighting for MSRs, as contemplated in the FRB's 'Simplifications' NPR
5. Please refer to slide 21 for a reconcilement to book value per share

15

SunTrust

30-89 DAY DELINQUENCIES BY LOAN CLASS

($ in millions)

30-89 Accruing Delinquencies	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	Memo: 3Q 18 Loan Balance
Commercial & industrial	0.08%	0.06%	0.05%	0.05%	0.06%	$68,203
Commercial real estate	0.02%	0.00%	0.03%	0.23%	0.03%	$6,618
Commercial construction	0.00%	0.00%	0.00%	0.38%	0.00%	$3,137
Total Commercial Loans	0.07%	0.06%	0.05%	0.08%	0.05%	$77,958
Residential mortgages – guaranteed						$452
Residential mortgages – nonguaranteed	0.27%	0.55%	0.24%	0.19%	0.26%	$28,187
Home equity products	0.85%	0.71%	0.65%	0.60%	0.72%	$9,669
Residential construction	0.28%	2.33%	0.11%	0.16%	0.48%	$197
Guaranteed student loans						$7,039
Other direct	0.44%	0.42%	0.39%	0.32%	0.38%	$10,100
Indirect	1.09%	0.91%	0.71%	0.75%	0.83%	$12,010
Credit cards	0.89%	0.83%	0.89%	0.84%	0.95%	$1,603
Total Consumer Loans[1]	0.58%	0.65%	0.44%	0.40%	0.48%	$69,257
Total SunTrust - excl. gov.-guaranteed delinquencies[1]	0.29%	0.32%	0.22%	0.22%	0.24%	$139,724
Impact of excluding gov.-guaranteed delinquencies	0.42%	0.48%	0.46%	0.50%	0.50%	$7,491
Total SunTrust - incl. gov.-guaranteed delinquencies[2]	0.71%	0.80%	0.68%	0.72%	0.74%	$147,215

1. Excludes delinquencies on federally guaranteed mortgages and student loans
2. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

Note: Totals may not foot due to rounding

16
SunTrust

NONPERFORMING LOANS BY LOAN CLASS ($ in millions) Memo: 3Q 18 Loan Nonperforming Loans 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Balance Commercial & industrial $292 $215 $216 $296 $256 $68,203 Commercial real estate 5 24 46 45 43 $6,618 Commercial construction 1 1 - - - $3,137 Total Commercial Loans $298 $240 $262 $341 $299 $77,958 Residential mortgages – guaranteed - - - - - Residential mortgages - nonguaranteed - - - - - $452 Home equity products 161 206 253 240 225 $28,187 Residential construction 214 203 169 150 149 $9,669 Guaranteed student loans - - - - - $7,039 Other direct 6 7 8 8 7 $10,100 Indirect 7 7 4 6 6 $12,010 Credit cards - - - - - $1,603 Total Consumer Loans $399 $434 $450 $414 $396 $69,257 Total SunTrust $697 $674 $712 $755 $695 $147,215 NPLs / Total Loans 0.48% 0.47% 0.50% 0.52% 0.47% 17 Note: Totals may not foot due to rounding

NET CHARGE-OFF RATIOS BY LOAN CLASS ($ in millions) Memo: 3Q 18 Loan Net Charge-off Ratio (annualized) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Balance Commercial & industrial 0.09% 0.22% 0.08% 0.10% 0.25% $68,203 Commercial real estate 0.44% (0.01)% 0.28% (0.01)% (0.01)% $6,618 Commercial construction (0.01)% (0.01)% (0.02)% (0.00)% (0.00)% $3,137 Total Commercial Loans 0.11% 0.19% 0.09% 0.09% 0.22% $77,958 Residential mortgages – guaranteed - - - - - $452 Residential mortgages – nonguaranteed 0.14% 0.20% 0.14% 0.18% 0.03% $28,187 Home equity products 0.15% 0.19% 0.10% 0.05% (0.01)% $9,669 Residential construction 1.63% 3.39% 0.69% 2.76% 0.69% $197 Guaranteed student loans - - - - - $7,039 Other direct 0.70% 0.81% 0.82% 0.77% 0.68% $10,100 Indirect 0.59% 0.66% 0.67% 0.41% 0.52% $12,010 Credit cards 2.55% 2.77% 3.21% 3.22% 3.13% $1,603 Total Consumer Loans 0.33% 0.41% 0.37% 0.34% 0.27% $69,257 Total SunTrust 0.21% 0.29% 0.22% 0.20% 0.24% $147,215 18 Note: Totals may not foot due to rounding

NET CHARGE-OFFS BY LOAN CLASS ($ in millions) Memo: 3Q 18 Loan Net Charge-offs 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Balance Commercial & industrial $16 $37 $13 $17 $42 $68,203 Commercial real estate 6 - 4 - - $6,618 Commercial construction - - - - - $3,137 Total Commercial Loans $22 $37 $17 $17 $42 $77,958 Residential mortgages – guaranteed - - - - - $452 Residential mortgages – nonguaranteed 9 14 9 12 2 $28,187 Home equity products 5 5 3 1 (1) $9,669 Residential construction 1 3 - 2 - $197 Guaranteed student loans - - - - - $7,039 Other direct 15 18 18 17 16 $10,100 Indirect 18 20 20 12 16 $12,010 Credit cards 8 10 12 12 13 $1,603 Total Consumer Loans $56 $70 $62 $56 $46 $69,257 Total SunTrust $78 $107 $79 $73 $88 $147,215 19 Note: Totals may not foot due to rounding

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

($ in millions)

	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	YTD 17	YTD 18	2013	2014	2015	2016	2017
Reported (GAAP) Basis												
Net Interest Income	1,430	1,434	1,441	1,488	1,512	4,199	4,440	4,853	4,840	4,764	5,221	5,633
Noninterest Income	846	833	796	829	782	2,520	2,408	3,214	3,323	3,268	3,383	3,354
Revenue	2,276	2,267	2,237	2,317	2,294	6,719	6,848	8,067	8,163	8,032	8,604	8,987
Noninterest Expense[1]	1,391	1,520	1,417	1,390	1,384	4,243	4,191	5,831	5,543	5,160	5,468	5,764
Efficiency Ratio	61.1%	67.0%	63.3%	60.0%	60.3%	63.2%	61.2%	72.3%	67.9%	64.2%	63.6%	64.1%
Reconciliation:												
Net Interest Income	1,430	1,434	1,441	1,488	1,512	4,199	4,440	4,853	4,840	4,764	5,221	5,633
FTE Adjustment	37	38	20	22	22	107	65	127	142	142	138	145
Net Interest Income-FTE	1,467	1,472	1,461	1,510	1,534	4,306	4,505	4,980	4,982	4,906	5,359	5,778
Noninterest Income	846	833	796	829	782	2,520	2,408	3,214	3,323	3,268	3,383	3,354
Revenue-FTE	2,313	2,305	2,257	2,339	2,316	6,826	6,913	8,194	8,305	8,174	8,742	9,132
Efficiency Ratio-FTE	60.1%	65.9%	62.8%	59.4%	59.8%	62.2%	60.6%	71.2%	66.7%	63.1%	62.6%	63.1%
Adjustment Items (Noninterest Income):												
GSE mortgage repurchase settlements								(63)				
RidgeWorth sale									105			
Premium Assignment Corporation sale		107										107
Securities & MSR losses in connection with tax reform-related actions		(114)										(114)
Adjusted Noninterest Income	846	840	796	829	782	2,520	2,408	3,277	3,218	3,268	3,383	3,361
Adjusted Revenue-FTE[2]	2,313	2,313	2,257	2,339	2,316	6,826	6,913	8,257	8,200	8,174	8,742	9,139
Noninterest Expense[1]	1,391	1,520	1,417	1,390	1,384	4,243	4,191	5,831	5,543	5,160	5,468	5,764
Adjustment Items (Noninterest Expense):												
Impact of certain legacy mortgage legal matters								323	324			
Mortgage servicing advances allowance increase								96				
Efficiency related charges as outlined in 12/4/17 8-K		36										36
Contribution to communities / teammates in connection with tax-reform		75										75
Adjusted Noninterest Expense[2]	1,391	1,409	1,417	1,390	1,384	4,243	4,191	5,412	5,219	5,160	5,468	5,653
Amortization Expense	22	25	15	17	19	49	51	23	25	40	49	75
Adjusted Tangible Expenses[2]	1,369	1,384	1,402	1,373	1,365	4,194	4,140	5,389	5,194	5,120	5,419	5,578
Adjusted Efficiency Ratio-FTE[3]	60.1%	60.9%	62.8%	59.4%	59.8%	62.2%	60.6%	65.6%	63.7%	63.1%	62.6%	61.9%
Adjusted Tangible Efficiency Ratio-FTE[3]	59.2%	59.9%	62.1%	58.7%	58.9%	61.4%	59.9%	65.3%	63.3%	62.6%	62.0%	61.0%

1. In accordance with updated GAAP, amortization of affordable housing investments were reclassified and are now presented in provision for income taxes for 2013. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue-FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.95%), (1.08%), (0.66%), (0.73%), (0.82%), (0.72%), (0.74%), (0.28%), (0.30%), (0.49%), (0.56%) and (0.82%) for 3Q 17, 4Q 17, 1Q 18, 2Q 18, 3Q 18, YTD 17, YTD 18, 2013, 2014, 2015, 2016, and 2017, respectively

20

RECONCILIATION: OTHER NON-GAAP MEASURES ($ in billions, except per-share data) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 Total Shareholders' Equity $24.5 $25.2 $24.3 $24.3 $24.1 Goodwill, Net of Deferred Taxes (6.1) (6.2) (6.2) (6.2) (6.2) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.7) (1.8) (2.0) (2.0) (2.1) MSRs 1.7 1.8 2.0 2.0 2.1 Tangible Equity $18.4 $19.0 $18.1 $18.1 $18.0 Noncontrolling Interest (0.1) (0.1) (0.1) (0.1) (0.1) Preferred Stock (2.0) (2.5) (2.0) (2.0) (2.0) Tangible Common Equity $16.3 $16.4 $16.0 $16.0 $15.8 Total Assets 208.3 206.0 204.9 207.5 211.3 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.7) (1.8) (2.0) (2.0) (2.1) MSRs 1.7 1.8 2.0 2.0 2.1 Tangible Assets $201.9 $199.6 $198.5 $201.2 $204.9 Book Value Per Common Share $47.16 $47.94 $47.14 $47.70 $48.00 Tangible Book Value Per Common Share $34.34 $34.82 $33.97 $34.40 $34.51 21 Note: Totals may not foot due to rounding